                                                                   Exhibit 99(a)

Media Contacts:
Mary Eshet 704-383-7777
Christy Phillips 704-383-8178
                                                                        Wachovia
Investor Contacts:
Alice Lehman 704-374-4139
Ellen Taylor 704-383-1381

[LOGO] Press Release July 18, 2002

       WACHOVIA REPORTS CONTINUED MOMENTUM IN 2/ND/ QUARTER 2002 EARNINGS
       =========================================================================
2/nd/ QUARTER 2002 HIGHLIGHTS

..     Reported net income of $862 million or 63 cents per share; operating earnings of 69 cents in line with consensus estimates, up 5 percent from prior quarter.
..     Customer satisfaction scores improved for 13/th/ consecutive quarter.
..     Continued strong expense control; improved cash overhead efficiency ratio to 56.3 percent.
..     General Bank average core deposits increased 3 percent from prior quarter and investment sales were very strong.
..     Nonperforming assets, including assets held for sale, rose 1 percent in the quarter.
..     Tier 1 capital ratio grew to 7.77 percent.
..     Brokerage, trust, mutual fund, mortgage and investment banking systems conversions completed successfully. Merger integration continues to progress well.

-------------------------------------------------------------------------------------------------------------------------
Earnings Highlights
                                                                                                      Three Months Ended
                                                                                    June 30,    March 31,        June 30,
                                                                                -----------------------------------------
                                                                                       2002         2002            2001
(In millions, except per share data)                                                                         Not restated*
-------------------------------------------------------------------------------------------------------------------------
Earnings
Net income available to common stockholders (As reported)                       $       862          907             633
Diluted earnings per common share (As reported)                                        0.63         0.66            0.64
Operating earnings /(a)/                                                                957          908             649
Diluted earnings per common share (Operating earnings)                          $      0.69         0.66            0.66
-------------------------------------------------------------------------------------------------------------------------
Financial ratios (Operating earnings)
Return on average common stockholders' equity                                         12.89%       12.68           16.19
Overhead efficiency ratio                                                             59.77        61.66           64.34
Net interest margin                                                                    3.96         3.90            3.41
Fee and other income as % of total revenue                                            45.63%       45.00           48.32
-------------------------------------------------------------------------------------------------------------------------
Cash operating earnings /(b)/
Net income                                                                      $     1,060        1,016             723
Diluted earnings per common share                                               $      0.77         0.74            0.73
Return on average tangible common stockholders' equity                                24.96%       25.30           23.35
Dividend payout ratio /(c)/                                                           31.17        32.43           32.88
Overhead efficiency ratio                                                             56.30%       57.93           62.06
-------------------------------------------------------------------------------------------------------------------------
Asset quality
Allowance as % of nonaccrual and restructured loans                                     163%         177             144
Allowance as % of loans, net                                                           1.86         1.84            1.44
Net charge-offs as % of average loans, net                                             0.97         0.83            0.52
Nonperforming assets as % of loans, net,
  foreclosed properties and loans held for sale                                        1.24%        1.21            1.23
-------------------------------------------------------------------------------------------------------------------------

/(a)/ Operating earnings are reported net income excluding after-tax net merger-related, restructuring and other charges.
/(b)/ Cash operating earnings are reported net income excluding after-tax net merger-related, restructuring and other charges, and exclude deposit base intangible, goodwill and other intangible amortization.
/(c)/  Based on common shares.

* Periods prior to the September 1, 2001, merger of First Union and the former Wachovia, which was accounted for as a purchase, have not been restated.

                                    -- more --

WACHOVIA REPORTS 2/nd/ Quarter 2002 EARNINGS/Page 2

CHARLOTTE, N.C. - Wachovia Corp. (NYSE:WB) today reported second quarter 2002 net income available to common stockholders of $862 million, or 63 cents per share; operating earnings of $957 million, or 69 cents per share; and cash operating earnings of $1.1 billion, or 77 cents per share. Operating earnings exclude $89 million, or 6 cents per share, of after-tax net merger-related and restructuring charges. Cash operating earnings exclude deposit base intangible, goodwill and other intangible amortization as well as the net merger-related and restructuring charges.

"This was another solid quarter for our company, which reflects the hard work and dedication of our people in serving customers in a difficult economic environment. We're particularly proud of the 13/th/ consecutive quarter of improved customer satisfaction ratings, even as we successfully completed the conversions of brokerage, personal trust, mutual fund and other systems that directly touch our customers," said Ken Thompson, Wachovia president and CEO. "While many employees have been busy learning new policies, products and procedures, we've continued to see outstanding growth in core deposits and, at the same time, record sales of investment products. And we've made excellent progress in building capital and controlling expenses. This is a real tribute to our people and, we believe, to our momentum for the future."

Total revenue increased 3 percent from the first quarter of 2002, to $4.6 billion, reflecting an improved margin in the continuing low interest rate environment, lower write-downs in principal investing and higher net securities gains used to offset the impact of credit actions.

Lines of Business

General Bank

--------------------------------------------------------------------------------
General Bank Highlights:  2Q01 not restated
                               ---
                                                             Three Months Ended
                                               June 30,   March 31,     June 30,
                                          --------------------------------------
(In millions)                                      2002        2002         2001
--------------------------------------------------------------------------------
Total revenue (Tax-equivalent)            $       2,267       2,187        1,550
Provision for loan losses                            98         115           98
Noninterest expense                               1,231       1,206          926
Operating earnings                                  596         550          347
Average loans, net                              100,832      98,033       65,240
Average core deposits                           139,665     136,096       98,429
Economic capital, average                 $       5,554       5,439        3,590
--------------------------------------------------------------------------------

The General Bank includes retail, small business and commercial customers. General Bank financial results showed outstanding momentum, with a 4 percent increase in revenue from the first quarter of 2002, and strong growth in core deposits, consumer loan production and record investment sales through the branch system. Average core deposits increased 3 percent from the first quarter of 2002, and the increase in average low-cost core deposits was particularly strong at 6 percent from the prior quarter. Good average loan growth of 3 percent from the first quarter of 2002 reflected strength in consumer real estate-secured products and student lending. Investment production of $1.3 billion was led by $910 million in annuity sales. While strong cost control efforts continued, expenses grew modestly due to the consolidation of Wachovia's home equity and mortgage origination platforms, as well as increased variable incentive expense due to strong sales production.

                                   -- more --

WACHOVIA REPORTS 2/nd/ QUARTER 2002 EARNINGS/Page 3

Capital Management

--------------------------------------------------------------------------------
Capital Management Highlights:  2Q01 not restated
                                     ---
                                                             Three Months Ended
                                              June 30,   March 31,      June 30,
                                         ---------------------------------------
(In millions)                                     2002        2002          2001
--------------------------------------------------------------------------------
Total revenue (Tax-equivalent)           $         809         805           707
Provision for loan losses                            -           -             -
Noninterest expense                                669         676           583
Operating earnings                                  89          82            82
Average loans, net                                 186         166           110
Average core deposits                            1,269       1,298         1,609
Economic capital, average                $         675         683           598
--------------------------------------------------------------------------------

The Capital Management Group (CMG) includes asset management and retail brokerage services. These businesses produced stable revenues quarter over quarter as good sales production through multiple distribution channels offset declining equity valuations in difficult markets. Tight expense control was evident. CMG generated 11 percent growth in annuity sales to $1.5 billion (including bank annuity sales of $910 million) and net mutual fund sales of $5.7 billion. Assets under management at June 30, 2002, were stable from March 31, 2002, at $230 billion, despite lower market valuations. Included in assets under management are mutual fund assets, which increased 3 percent from March 31, 2002, to $109 billion.

Wealth Management

--------------------------------------------------------------------------------
Wealth Management Highlights:  2Q01 not restated
                                    ---
                                                             Three Months Ended
                                              June 30,   March 31,      June 30,
                                         ---------------------------------------
(In millions)                                     2002        2002          2001
--------------------------------------------------------------------------------
Total revenue (Tax-equivalent)           $         244         237           129
Provision for loan losses                            7           1             -
Noninterest expense                                166         168            86
Operating earnings                                  45          43            29
Average loans, net                               8,632       8,400         4,449
Average core deposits                            9,879       9,896         6,367
Economic capital, average                $         338         330           148
--------------------------------------------------------------------------------

Wealth Management, which includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage, generated revenue growth of 3 percent from the first quarter of 2002. Good loan volume, along with stable spreads, contributed to higher net interest income, while strong momentum in insurance brokerage drove an increase in fee income. Expenses declined 1 percent from the first quarter of 2002. Wealth Management assets under management (included in the Capital Management Group total) declined nearly $4 billion from March 31, 2002, to $72 billion at June 30, 2002, due to lower equity market valuations, although net flows were positive.

                                   -- more --

WACHOVIA REPORTS 2/nd/ QUARTER 2002 EARNINGS/Page 4
Corporate and Investment Bank

------------------------------------------------------------------------------------------------------
Corporate and Investment Bank Highlights:  2Q01 not restated
                                                ---
                                                                                    Three Months Ended
                                                                    June 30,     March 31,    June 30,
                                                                 -------------------------------------
(In millions)                                                           2002          2002        2001
------------------------------------------------------------------------------------------------------
Total revenue (Tax-equivalent)                                   $     1,067         1,077         841
Provision for loan losses                                                293           222          93
Noninterest expense                                                      521           521         505
Operating earnings                                                       159           209         162
Average loans, net                                                    41,580        43,342      41,145
Average core deposits                                                 12,214        12,766      10,200
Economic capital, average                                        $     7,569         7,997       5,981
------------------------------------------------------------------------------------------------------

Corporate and Investment Bank revenue declined only 1 percent despite weak market conditions that dampened its advisory businesses and fixed income trading results, partially offset by improved performance in loan syndications and lower principal investing write-downs. The increased provision was driven by net charge-offs of $225 million related to Argentina and to the telecommunications sector. Average loans declined 4 percent due to continued portfolio management actions and weak loan demand.

Asset Quality

Second quarter 2002 net charge-offs of $374 million, or 0.97 percent of average net loans, included the $225 million related to continued deterioration in Argentine credits and the telecommunications sector. The provision of $397 million included $23 million related to write-downs recorded on sales directly out of the loan portfolio. Total nonperforming assets including loans held for sale were $2.1 billion in the second quarter of 2002, an increase of 1 percent from March 31, 2002. The Argentine-related and telecommunications sector loans represented 31 percent of new commercial nonaccrual loans before write-downs.

                                       ***

Wachovia Corporation (NYSE:WB), created through the September 1, 2001, merger of First Union and Wachovia, had assets of $325 billion and stockholders' equity of $30 billion at June 30, 2002. Wachovia is a leading provider of financial services to 20 million retail, brokerage and corporate customers throughout the East Coast and the nation. The company operates full-service banking offices under the First Union and Wachovia names in 11 East Coast states and Washington, D.C., and offers full-service brokerage with offices in 49 states and global services through more than 30 international offices. Online banking and brokerage products and services are available through wachovia.com and firstunion.com.

Earnings Conference Call and Supplemental Materials

Wachovia President and CEO Ken Thompson and CFO Bob Kelly will review Wachovia's 2nd quarter results in a conference call and audio webcast beginning at 10 a.m. EDT today. Supplemental materials relating to the second quarter results are available on the Internet at http://wachovia.firstunion.com, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be "listen-only," go to http://wachovia.firstunion.com and click on the link "Wachovia Second Quarter Earnings Audio Webcast." In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 1-888-566-5777 for U.S. callers or 415-228-5014 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Kelly.

Replay: Thursday, July 18, at 12 p.m. through 5 p.m. Monday, July 22. Replay telephone number is 402-280-9997.

                                       ***

This news release may contain various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation's actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia's filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated July 18, 2002.

                                   -- more --

PAGE 5
WACHOVIA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS

(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       2002                                   2001
                                                                   ------------------------  --------------------------------------

                                                                          Second      First       Fourth        Third       Second
(Dollars in millions, except per share data)                             Quarter    Quarter      Quarter      Quarter      Quarter
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Operating Earnings
  Net interest income (Tax-equivalent)                           $         2,515      2,477        2,484        1,974        1,742
  Fee and other income                                                     2,110      2,027        2,060        1,036        1,629
-----------------------------------------------------------------------------------------------------------------------------------
  Total revenue (Tax-equivalent)                                           4,625      4,504        4,544        3,010        3,371
  Provision for loan losses                                                  397        339          381          244          223
  Noninterest expense, excluding goodwill
    and other intangible amortization                                      2,603      2,609        2,691        2,193        2,092
  Goodwill and other intangible amortization                                 161        168          251          117           77
  Income taxes (Tax-equivalent)                                              507        480          422          158          330
-----------------------------------------------------------------------------------------------------------------------------------
  Income before net merger-related,
    restructuring and other charges
    (Operating earnings)                                                     957        908          799          298          649
Ater-tax net merger-related,
  restructuring and other charges                                            (89)         5          (63)        (632)         (16)
-----------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                            868        913          736         (334)         633
Dividends on preferred stock                                                   6          6            6            -            -
-----------------------------------------------------------------------------------------------------------------------------------
Net income (loss) available to common stockholders               $           862        907          730         (334)         633
===================================================================================================================================
DILUTED EARNINGS PER COMMON SHARE
Income before net merger-related,
    restructuring and other charges                              $          0.69       0.66         0.58         0.27         0.66
Net income (loss)                                                $          0.63       0.66         0.54        (0.31)        0.64
===================================================================================================================================
PROFITABILITY (Operating earnings)
Return on average common stockholders' equity                              12.89%     12.68        10.77         5.77        16.19
Net interest margin                                                         3.96       3.90         3.81         3.58         3.41
Fee and other income as % of total revenue                                 45.63      45.00        45.33        34.42        48.32
Overhead efficiency ratio                                                  59.77      61.66        64.74        76.74        64.34
Effective income tax rate                                                  32.10%     32.09        31.65        27.67        31.54
===================================================================================================================================
CASH OPERATING EARNINGS
Net income                                                       $         1,060      1,016          980          395          723
Diluted earnings per common share                                $          0.77       0.74         0.71         0.36         0.73
Return on average tangible common stockholders' equity                     24.96%     25.30        23.56        11.36        23.35
Return on average common stockholders' equity                              14.29      14.19        13.23         7.66        18.04
Overhead efficiency ratio                                                  56.30%     57.93        59.22        72.86        62.06
Operating leverage                                               $           125         42        1,036         (462)          59
===================================================================================================================================

PAGE 6
WACHOVIA CORPORATION AND SUBSIDIARIES
OTHER FINANCIAL DATA

(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       2002                                    2001
                                                                   ------------------------   -------------------------------------

                                                                      Second          First        Fourth        Third       Second
(Dollars in millions, except per share data)                         Quarter        Quarter       Quarter      Quarter      Quarter
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL ADEQUACY (a)
Tier I capital ratio                                                    7.77%          7.49          7.04         6.75         7.37
Total capital ratio                                                    11.77          11.56         11.08        10.84        11.45
Leverage ratio                                                          6.76%          6.51          6.19         7.22         6.00
===================================================================================================================================
ASSET QUALITY
Allowance as % of loans, net                                            1.86%          1.84          1.83         1.79         1.44
Allowance as % of nonperforming assets                                   150            162           175          186          133
Net charge-offs as % of average loans, net                              0.97           0.83          0.93         0.73         0.52
Nonperforming assets as % of loans, net,
  foreclosed properties and loans held for sale                         1.24%          1.21          1.13         1.08         1.23
===================================================================================================================================
OTHER DATA
Employees                                                             82,686         82,809        84,046       85,534       67,420
Financial centers                                                      3,347          3,362         3,434        3,461        2,690
ATMs                                                                   4,617          4,618         4,675        4,698        3,419
Common shares outstanding (In millions)                                1,371          1,368         1,362        1,361          979
Common stock price                                               $     38.18          37.08         31.36        31.00        34.94
Book value per common share                                      $     22.15          21.04         20.88        20.94        16.49
Common stock price to book value                                         172%           176           150          148          212
Market capitalization                                            $    52,347         50,716        42,701       42,191       34,213
Dividends paid per common share                                         0.24           0.24          0.24         0.24         0.24
Dividends paid per preferred share                               $      0.06           0.06          0.06            -            -
===================================================================================================================================
AVERAGE BALANCE SHEET DATA
Commercial loans, net                                            $    98,303         99,489       102,230       83,633       76,378
Consumer loans, net                                                   56,782         57,575        60,609       49,393       42,834
Loans, net                                                           155,085        157,064       162,839      133,026      119,212
Earning assets                                                       254,424        255,488       259,884      219,672      204,673
Total assets                                                         314,125        314,816       318,722      267,366      247,254
Core deposits                                                        165,609        163,690       161,826      132,203      119,035
Total deposits                                                       177,608        178,003       179,472      150,218      136,979
Interest-bearing liabilities                                         223,829        227,382       231,763      198,322      185,224
Stockholders' equity                                             $    29,575         28,903        28,540       20,330       16,026
===================================================================================================================================
PERIOD-END BALANCE SHEET DATA
Commercial loans, net                                            $   102,780        104,883       106,308      107,673       79,529
Consumer loans, net                                                   56,020         57,411        57,493       62,007       42,963
Loans, net                                                           158,800        162,294       163,801      169,680      122,492
Goodwill and other intangible assets
  Goodwill                                                            10,728         10,728        10,616       10,496        3,476
  Deposit base                                                         1,508          1,661         1,822        2,433          140
  Customer relationships                                                 229            237           244            8            9
  Tradename                                                               90             90            90            -            -
Total assets                                                         324,673        319,853       330,452      325,897      245,941
Core deposits                                                        168,222        167,141       170,498      159,787      121,022
Total deposits                                                       180,663        180,033       187,453      180,549      138,567
Stockholders' equity                                             $    30,372         28,785        28,455       28,506       16,144
===================================================================================================================================

(a)  The second quarter of 2002 is based on estimates.

PAGE 7
WACHOVIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Three Months Ended June 30, 2002          Six Months Ended June 30, 2002
                                                     --------------------------------------  --------------------------------------

                                                                  Net Merger-                             Net Merger-
                                                                     Related,                                Related,
                                                                Restructuring                           Restructuring
                                                     Operating      and Other            As  Operating      and Other            As
(In millions, except per share data)                  Earnings        Charges      Reported   Earnings        Charges      Reported
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income                                  $   2,461              -         2,461      4,887              -         4,887
Provision for loan losses                                  397              -           397        736              -           736
-----------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision
  for loan losses                                        2,064              -         2,064      4,151              -         4,151
-----------------------------------------------------------------------------------------------------------------------------------
Fee and other income
  Asset sales and securitization                            63              -            63        156              -           156
  Other fee and other income                             2,047              -         2,047      3,981              -         3,981
-----------------------------------------------------------------------------------------------------------------------------------
        Total fee and other income                       2,110              -         2,110      4,137              -         4,137
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest expense
  Merger-related and restructuring charges
    Personnel and employee termination benefits              -              7             7          -             44            44
    Occupancy and equipment                                  -             62            62          -            103           103
    Gain on regulatory-mandated branch sales                 -              -             -          -           (121)         (121)
    Contract cancellations and system conversions            -             51            51          -             69            69
    Advertising                                              -              7             7          -              7             7
    Other                                                    -             16            16          -             33            33
-----------------------------------------------------------------------------------------------------------------------------------
        Net merger-related and restructuring charges         -            143           143          -            135           135
  Other noninterest expense                              2,764              -         2,764      5,541              -         5,541
-----------------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                        2,764            143         2,907      5,541            135         5,676
-----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes (benefits)                    1,410           (143)        1,267      2,747           (135)        2,612
Income taxes (benefits)                                    453            (54)          399        882            (51)          831
-----------------------------------------------------------------------------------------------------------------------------------
        Net income                                         957            (89)          868      1,865            (84)        1,781
Dividends on preferred stock                                 6              -             6         12              -            12
-----------------------------------------------------------------------------------------------------------------------------------
        Net income available to common stockholders  $     951            (89)          862      1,853            (84)        1,769
===================================================================================================================================
Diluted earnings per common share                    $    0.69          (0.06)         0.63       1.35          (0.06)         1.29
===================================================================================================================================

WACHOVIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS (a)

(Unaudited)
----------------------------------------------------------------------------------------------------------------------------

                                                                                 2002                                   2001
                                                           --------------------------    -----------------------------------

                                                                   Second       First       Fourth        Third       Second
(In millions, except per share data)                              Quarter     Quarter      Quarter      Quarter      Quarter
----------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                      $   2,563       2,637        2,970        2,621        2,420
Interest and dividends on securities                                  906         856          876          852          881
Trading account interest                                              173         155          166          192          198
Other interest income                                                 252         255          299          279          321
----------------------------------------------------------------------------------------------------------------------------
        Total interest income                                       3,894       3,903        4,311        3,944        3,820
----------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                  836         915        1,116        1,183        1,192
Interest on short-term borrowings                                     300         286          372          417          454
Interest on long-term debt                                            297         276          391          414          463
----------------------------------------------------------------------------------------------------------------------------
        Total interest expense                                      1,433       1,477        1,879        2,014        2,109
----------------------------------------------------------------------------------------------------------------------------
Net interest income                                                 2,461       2,426        2,432        1,930        1,711
Provision for loan losses                                             397         339          381          244          223
----------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                 2,064       2,087        2,051        1,686        1,488
----------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                              661         661          672          541          486
Commissions                                                           481         464          448          356          389
Fiduciary and asset management fees                                   466         477          478          400          384
Advisory, underwriting and other investment banking fees              225         240          223          177          238
Principal investing                                                   (42)        (90)         (21)        (585)         (58)
Other income                                                          319         275          260          147          190
----------------------------------------------------------------------------------------------------------------------------
        Total fee and other income                                  2,110       2,027        2,060        1,036        1,629
----------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                      1,646       1,663        1,663        1,374        1,363
Occupancy                                                             194         195          210          176          155
Equipment                                                             231         226          247          214          198
Advertising                                                            25          19           21           15           11
Communications and supplies                                           132         134          142          117          111
Professional and consulting fees                                       96          88          113           79           69
Goodwill and other intangible amortization                            161         168          251          117           77
Sundry expense                                                        279         284          295          218          185
----------------------------------------------------------------------------------------------------------------------------
        Total noninterest expense                                   2,764       2,777        2,942        2,310        2,169
----------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                          1,410       1,337        1,169          412          948
Income taxes                                                          453         429          370          114          299
----------------------------------------------------------------------------------------------------------------------------
        Net operating earnings                                  $     957         908          799          298          649
============================================================================================================================
Diluted earnings per common share                               $    0.69        0.66         0.58         0.27         0.66
============================================================================================================================

(a) Operating earnings exclude net merger-related, restructuring and other charges.

PAGE 9
WACHOVIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS (a)

(Unaudited)
----------------------------------------------------------------------------------------

                                                                        Six Months Ended
                                                                                June 30,
                                                                   ---------------------

(In millions, except per share data)                                   2002         2001
----------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                         $  5,200        4,946
Interest and dividends on securities                                  1,762        1,806
Trading account interest                                                328          402
Other interest income                                                   507          691
----------------------------------------------------------------------------------------
        Total interest income                                         7,797        7,845
----------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                  1,751        2,445
Interest on short-term borrowings                                       586          947
Interest on long-term debt                                              573        1,040
----------------------------------------------------------------------------------------
        Total interest expense                                        2,910        4,432
----------------------------------------------------------------------------------------
Net interest income                                                   4,887        3,413
Provision for loan losses                                               736          442
----------------------------------------------------------------------------------------
Net interest income after provision for loan losses                   4,151        2,971
----------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                              1,322          954
Commissions                                                             945          764
Fiduciary and asset management fees                                     943          765
Advisory, underwriting and other investment banking fees                465          436
Principal investing                                                    (132)        (101)
Other income                                                            594          357
----------------------------------------------------------------------------------------
        Total fee and other income                                    4,137        3,175
----------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                        3,309        2,692
Occupancy                                                               389          318
Equipment                                                               457          403
Advertising                                                              44           20
Communications and supplies                                             266          221
Professional and consulting fees                                        184          142
Goodwill and other intangible amortization                              329          155
Sundry expense                                                          563          356
----------------------------------------------------------------------------------------
        Total noninterest expense                                     5,541        4,307
----------------------------------------------------------------------------------------
Income before income taxes                                            2,747        1,839
Income taxes                                                            882          580
----------------------------------------------------------------------------------------
        Net operating earnings                                     $  1,865        1,259
========================================================================================
Diluted earnings per common share                                  $   1.35         1.28
========================================================================================

(a) Operating earnings exclude net merger-related, restructuring and other charges.

PAGE 10
WACHOVIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(Unaudited)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                      2002                                    2001
                                                                  ------------------------   -------------------------------------

                                                                     Second          First       Fourth         Third       Second
(In millions, except per share data)                                Quarter        Quarter      Quarter       Quarter      Quarter
----------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                        $   2,563          2,637        2,970         2,621        2,420
Interest and dividends on securities                                    906            856          876           852          881
Trading account interest                                                173            155          166           192          198
Other interest income                                                   252            255          299           279          321
----------------------------------------------------------------------------------------------------------------------------------
     Total interest income                                            3,894          3,903        4,311         3,944        3,820
----------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                    836            915        1,116         1,183        1,192
Interest on short-term borrowings                                       300            286          372           417          454
Interest on long-term debt                                              297            276          391           414          463
----------------------------------------------------------------------------------------------------------------------------------
     Total interest expense                                           1,433          1,477        1,879         2,014        2,109
----------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                   2,461          2,426        2,432         1,930        1,711
Provision for loan losses                                               397            339          381         1,124          223
----------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                   2,064          2,087        2,051           806        1,488
----------------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                                661            661          672           541          486
Commissions                                                             481            464          448           356          389
Fiduciary and asset management fees                                     466            477          478           400          384
Advisory, underwriting and other investment banking fees                225            240          223           177          238
Principal investing                                                     (42)           (90)         (21)         (585)         (58)
Other income                                                            319            275          260           143          191
----------------------------------------------------------------------------------------------------------------------------------
     Total fee and other income                                       2,110          2,027        2,060         1,032        1,630
----------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                        1,646          1,663        1,663         1,374        1,400
Occupancy                                                               194            195          210           176          180
Equipment                                                               231            226          247           214          207
Advertising                                                              25             19           21            15           16
Communications and supplies                                             132            134          142           117          111
Professional and consulting fees                                         96             88          113            79           84
Goodwill and other intangible amortization                              161            168          251           117           77
Merger-related and restructuring charges                                143             (8)          88            85          (69)
Sundry expense                                                          279            284          295           218          191
----------------------------------------------------------------------------------------------------------------------------------
     Total noninterest expense                                        2,907          2,769        3,030         2,395        2,197
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes (benefits)                          1,267          1,345        1,081          (557)         921
Income taxes (benefits)                                                 399            432          345          (223)         288
----------------------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                                  868            913          736          (334)         633
Dividends on preferred stock                                              6              6            6             -            -
----------------------------------------------------------------------------------------------------------------------------------
     Net income (loss) available to common stockholders           $     862            907          730          (334)         633
==================================================================================================================================
PER COMMON SHARE DATA
Basic earnings                                                    $    0.63           0.67         0.54         (0.31)        0.65
Diluted earnings                                                       0.63           0.66         0.54         (0.31)        0.64
Cash dividends                                                    $    0.24           0.24         0.24          0.24         0.24
AVERAGE COMMON SHARES
Basic                                                                 1,360          1,355        1,352         1,094          969
Diluted                                                               1,375          1,366        1,363         1,105          978
==================================================================================================================================

Page 11
WACHOVIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
--------------------------------------------------------------------------------------------------

                                                                                  Six Months Ended
                                                                                          June 30,
                                                                      ----------------------------

(In millions, except per share data)                                       2002               2001
--------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                            $   5,200              4,946
Interest and dividends on securities                                      1,762              1,806
Trading account interest                                                    328                402
Other interest income                                                       507                691
--------------------------------------------------------------------------------------------------
        Total interest income                                             7,797              7,845
--------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                      1,751              2,445
Interest on short-term borrowings                                           586                947
Interest on long-term debt                                                  573              1,040
--------------------------------------------------------------------------------------------------
        Total interest expense                                            2,910              4,432
--------------------------------------------------------------------------------------------------
Net interest income                                                       4,887              3,413
Provision for loan losses                                                   736                442
--------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                       4,151              2,971
--------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                                  1,322                954
Commissions                                                                 945                764
Fiduciary and asset management fees                                         943                765
Advisory, underwriting and other investment banking fees                    465                436
Principal investing                                                        (132)              (101)
Other income                                                                594                386
--------------------------------------------------------------------------------------------------
        Total fee and other income                                        4,137              3,204
--------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                            3,309              2,773
Occupancy                                                                   389                344
Equipment                                                                   457                418
Advertising                                                                  44                 30
Communications and supplies                                                 266                221
Professional and consulting fees                                            184                167
Goodwill and other intangible amortization                                  329                155
Merger-related and restructuring charges                                    135                (67)
Sundry expense                                                              563                365
--------------------------------------------------------------------------------------------------
        Total noninterest expense                                         5,676              4,406
--------------------------------------------------------------------------------------------------
Income before income taxes                                                2,612              1,769
Income taxes                                                                831                552
--------------------------------------------------------------------------------------------------
        Net income                                                        1,781              1,217
Dividends on preferred stock                                                 12                  -
--------------------------------------------------------------------------------------------------
        Net income available to common stockholders                   $   1,769              1,217
==================================================================================================
PER COMMON SHARE DATA
Basic earnings                                                        $    1.30               1.24
Diluted earnings                                                           1.29               1.23
Cash dividends                                                        $    0.48               0.48
AVERAGE COMMON SHARES
Basic                                                                     1,357                969
Diluted                                                                   1,370                977
==================================================================================================

PAGE 12
WACHOVIA CORPORATION AND SUBSIDIARIES
LOANS - ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS

(Unaudited)
----------------------------------------------------------------------------------------------------------------------------

                                                                                 2002                                   2001
                                                             ------------------------    -----------------------------------

                                                                  Second        First       Fourth        Third       Second
(In millions)                                                    Quarter      Quarter      Quarter      Quarter      Quarter
----------------------------------------------------------------------------------------------------------------------------
ON-BALANCE SHEET LOAN PORTFOLIO
  COMMERCIAL
  Commercial, financial and agricultural                     $    57,984       60,385       61,258       63,616       52,516
  Real estate - construction and other                             8,035        8,137        7,969        7,457        3,060
  Real estate - mortgage                                          17,349       17,186       17,234       17,156        7,964
  Lease financing                                                 22,044       22,223       21,958       21,625       16,903
  Foreign                                                          7,241        6,920        7,653        7,572        5,920
----------------------------------------------------------------------------------------------------------------------------
     Total commercial                                            112,653      114,851      116,072      117,426       86,363
----------------------------------------------------------------------------------------------------------------------------
CONSUMER
  Real estate - mortgage                                          19,803       20,901       22,139       25,466       17,277
  Installment loans                                               35,940       36,073       34,666       35,577       24,597
  Vehicle leasing                                                    168          345          618          941        1,231
----------------------------------------------------------------------------------------------------------------------------
     Total consumer                                               55,911       57,319       57,423       61,984       43,105
----------------------------------------------------------------------------------------------------------------------------
     Total loans                                                 168,564      172,170      173,495      179,410      129,468
  Unearned income                                                  9,764        9,876        9,694        9,730        6,976
----------------------------------------------------------------------------------------------------------------------------
     Loans, net (on-balance sheet)                           $   158,800      162,294      163,801      169,680      122,492
============================================================================================================================

MANAGED PORTFOLIO (a)
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
On-balance sheet loan portfolio                              $   112,653      114,851      116,072      117,426       86,363
Securitized loans - off-balance sheet                              2,318        5,816        5,827        6,613        6,284
Loans held for sale included in other assets                         779          962        1,478        1,648          369
----------------------------------------------------------------------------------------------------------------------------
     Total commercial                                            115,750      121,629      123,377      125,687       93,016
----------------------------------------------------------------------------------------------------------------------------
CONSUMER
Real estate - mortgage
  On-balance sheet loan portfolio                                 19,803       20,901       22,139       25,466       17,277
  Securitized loans included in securities                         4,868        4,181        5,344        2,506        2,625
  Loans held for sale included in other assets                     1,387        1,554        2,420        1,687        2,294
----------------------------------------------------------------------------------------------------------------------------
     Total real estate - mortgage                                 26,058       26,636       29,903       29,659       22,196
----------------------------------------------------------------------------------------------------------------------------
Installment loans
  On-balance sheet loan portfolio                                 35,940       36,073       34,666       35,577       24,597
  Securitized loans - off-balance sheet                           13,379       13,989       14,095       12,746       12,909
  Securitized loans included in securities                         8,918        9,230        9,776        9,460        9,755
  Loans held for sale included in other assets                     6,232        4,615        3,865        3,502        3,300
----------------------------------------------------------------------------------------------------------------------------
     Total installment loans                                      64,469       63,907       62,402       61,285       50,561
----------------------------------------------------------------------------------------------------------------------------
Vehicle leasing - on-balance sheet loan portfolio                    168          345          618          941        1,231
----------------------------------------------------------------------------------------------------------------------------
     Total consumer                                               90,695       90,888       92,923       91,885       73,988
----------------------------------------------------------------------------------------------------------------------------
     Total managed portfolio                                 $   206,445      212,517      216,300      217,572      167,004
============================================================================================================================

SERVICING PORTFOLIO (b)
Commercial                                                   $    50,001       47,657       42,210       41,394       38,943
Consumer                                                     $     1,773        1,844        2,900        2,807        2,929
============================================================================================================================

a) The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the assets are classified in securities on balance sheet, loans held for sale that are classified in other assets on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we manage the loans.
b) The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES
ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS

 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       2002                                    2001
                                                                 ---------------------------  -------------------------------------

                                                                    Second             First        Fourth        Third      Second
 (In millions)                                                     Quarter           Quarter       Quarter      Quarter     Quarter
-----------------------------------------------------------------------------------------------------------------------------------
 ALLOWANCE FOR LOAN LOSSES
 Balance, beginning of period                                       $ 2,986           2,995         3,039        1,760        1,759
 Provision for loan losses relating to loans
   transferred to other assets or sold                                   23              14             3          230           36
 Provision for loan losses                                              374             325           378          894          187
 Former Wachovia balance, September 1, 2001                               -               -             -          766            -
 Allowance relating to loans acquired, transferred
   to other assets or sold                                              (58)            (23)          (47)        (368)         (65)
 Loan losses, net                                                      (374)           (325)         (378)        (243)        (157)
-----------------------------------------------------------------------------------------------------------------------------------
 Balance, end of period                                             $ 2,951           2,986         2,995        3,039        1,760
===================================================================================================================================
 as % of loans, net                                                    1.86 %          1.84          1.83         1.79         1.44
===================================================================================================================================
 as % of nonaccrual and restructured loans (a)                          163 %           177           195          202          144
===================================================================================================================================
 as % of nonperforming assets (a)                                       150 %           162           175          186          133
===================================================================================================================================
 LOAN LOSSES
 Commercial, financial and agricultural                             $   319             275           333          192          122
 Real estate - commercial construction and mortgage                       3               2             2            1            3
 Real estate - residential mortgage                                       1               4             -            1            2
 Installment loans and vehicle leasing                                   86             100            90           80           64
-----------------------------------------------------------------------------------------------------------------------------------
         Total loan losses                                              409             381           425          274          191
-----------------------------------------------------------------------------------------------------------------------------------
 LOAN RECOVERIES
 Commercial, financial and agricultural                                  16              36            30           14           15
 Real estate - commercial construction and mortgage                       2               -             1            1            5
 Real estate - residential mortgage                                       -               -             -            1            -
 Installment loans and vehicle leasing                                   17              20            16           15           14
-----------------------------------------------------------------------------------------------------------------------------------
         Total loan recoveries                                           35              56            47           31           34
-----------------------------------------------------------------------------------------------------------------------------------
         Loan losses, net                                           $   374             325           378          243          157
===================================================================================================================================
 Commercial loans net charge-offs as % of
   average commercial loans, net (b)                                   1.24 %          0.97          1.19         0.85         0.55
 Consumer loans net charge-offs as % of
   average consumer loans, net (b)                                     0.48            0.59          0.48         0.53         0.48
 Total net charge-offs as % of average loans, net (b)                  0.97 %          0.83          0.93         0.73         0.52
===================================================================================================================================
 NONPERFORMING ASSETS
 Nonaccrual loans
   Commercial, financial and agricultural                           $ 1,456           1,371         1,294        1,253        1,069
   Real estate - commercial construction and mortgage                   144             128            87           63           19
   Real estate - residential mortgage                                    60              58            60           75           45
   Installment loans and vehicle leasing                                145             128            93          115           90
-----------------------------------------------------------------------------------------------------------------------------------
         Total nonaccrual loans                                       1,805           1,685         1,534        1,506        1,223
 Foreclosed properties (c)                                              156             159           179          126          104
-----------------------------------------------------------------------------------------------------------------------------------
         Total nonperforming assets                                 $ 1,961           1,844         1,713        1,632        1,327
===================================================================================================================================
 Nonperforming loans included in loans held for sale (d)            $   108             213           228          273          250
 Nonperforming assets included in loans and in loans
   held for sale                                                    $ 2,069           2,057         1,941        1,905        1,577
===================================================================================================================================
 as % of loans, net, and foreclosed properties (a)                     1.23 %          1.14          1.04         0.96         1.08
===================================================================================================================================
 as % of loans, net, foreclosed properties and loans in
   other assets as held for sale (d)                                   1.24 %          1.21          1.13         1.08         1.23
===================================================================================================================================
Accruing loans past due 90 days                                     $   250             275           288          310          213
===================================================================================================================================

 (a) These ratios do not include nonperforming loans included in loans held for sale.
 (b) Annualized.
 (c) Restructured loans are insignificant.
 (d) These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale, which are included in other assets, are recorded at the lower of cost or market value, and accordingly, the amount shown and included in the ratios is net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

PAGE 14
WACHOVIA CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        2002                                   2001
                                                               -----------------------------  --------------------------------------

                                                                       Second          First       Fourth        Third       Second
(In millions, except per share data)                                  Quarter        Quarter      Quarter      Quarter      Quarter
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                        $       10,668         10,038       13,917       10,051        8,665
Interest-bearing bank balances                                          2,269          3,356        6,875        2,128        1,666
Federal funds sold and securities purchased
  under resale agreements                                              11,541         13,154       13,919        9,354        9,161
------------------------------------------------------------------------------------------------------------------------------------
        Total cash and cash equivalents                                24,478         26,548       34,711       21,533       19,492
------------------------------------------------------------------------------------------------------------------------------------
Trading account assets                                                 34,570         28,227       25,386       26,763       23,181
Securities                                                             60,999         57,382       58,467       56,929       48,055
Loans, net of unearned income                                         158,800        162,294      163,801      169,680      122,492
  Allowance for loan losses                                            (2,951)        (2,986)      (2,995)      (3,039)      (1,760)
------------------------------------------------------------------------------------------------------------------------------------
        Loans, net                                                    155,849        159,308      160,806      166,641      120,732
------------------------------------------------------------------------------------------------------------------------------------
Premises and equipment                                                  5,494          5,596        5,719        5,775        4,852
Due from customers on acceptances                                       1,105            888          745          796          856
Goodwill                                                               10,728         10,728       10,616       10,496        3,476
Intangible assets                                                       1,827          1,988        2,156        2,441          149
Other assets                                                           29,623         29,188       31,846       34,523       25,148
------------------------------------------------------------------------------------------------------------------------------------
        Total assets                                           $      324,673        319,853      330,452      325,897      245,941
====================================================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing deposits                                         39,558         39,323       43,464       36,382       29,633
  Interest-bearing deposits                                           141,105        140,710      143,989      144,167      108,934
------------------------------------------------------------------------------------------------------------------------------------
        Total deposits                                                180,663        180,033      187,453      180,549      138,567
Short-term borrowings                                                  46,109         46,559       44,385       44,303       34,754
Bank acceptances outstanding                                            1,110            892          762          798          859
Trading account liabilities                                            14,108         10,261       11,437       10,084        7,907
Other liabilities                                                      14,380         13,387       16,227       18,424       11,650
Long-term debt                                                         37,931         39,936       41,733       43,233       36,060
------------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                             294,301        291,068      301,997      297,391      229,797
------------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
Dividend Equalization Preferred shares, no par value,
  97 million shares issued and outstanding at June 30, 2002                 5             11           17            -            -
Common stock, $3.33-1/3 par value; authorized 3 billion
  shares, outstanding 1.371 billion shares at June 30, 2002             4,570          4,559        4,539        4,537        3,264
Paid-in capital                                                        18,086         17,989       17,911       17,835        6,345
Retained earnings                                                       6,676          6,136        5,551        5,139        6,627
Accumulated other comprehensive income, net                             1,035             90          437          995          (92)
------------------------------------------------------------------------------------------------------------------------------------
        Total stockholders' equity                                     30,372         28,785       28,455       28,506       16,144
------------------------------------------------------------------------------------------------------------------------------------
        Total liabilities and stockholders' equity             $      324,673        319,853      330,452      325,897      245,941
====================================================================================================================================

PAGE 15
WACHOVIA CORPORATION AND SUBSIDIARIES
NET INTEREST INCOME SUMMARIES

(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        SECOND QUARTER 2002                      FIRST QUARTER 2002
                                                     --------------------------------------  --------------------------------------
                                                                                    Average                                 Average
                                                               Interest               Rates              Interest             Rates
                                                       Average  Income/             Earned/    Average    Income/           Earned/
(In millions)                                         Balances  Expense                Paid   Balances    Expense              Paid
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-bearing bank balances                       $   2,613       13                2.02% $   4,341         22              2.07%
Federal funds sold and securities
  purchased under resale agreements                     10,835       85                3.18     12,020         93              3.13
Trading account assets                                  16,248      186                4.57     14,703        165              4.53
Securities                                              58,282      933                6.40     56,287        884              6.29
Loans
  Commercial
    Commercial, financial and agricultural              58,534    1,027                7.03     59,927      1,049              7.10
    Real estate - construction and other                 8,115       84                4.19      8,126         86              4.28
    Real estate - mortgage                              17,310      231                5.36     17,163        238              5.61
    Lease financing                                      7,286      193               10.60      7,442        193             10.37
    Foreign                                              7,058       60                3.37      6,831         62              3.71
-----------------------------------------------------------------------                      --------------------
        Total commercial                                98,303    1,595                6.50     99,489      1,628              6.62
-----------------------------------------------------------------------                      --------------------
  Consumer
    Real estate - mortgage                              20,104      318                6.34     21,444        354              6.60
    Installment loans and vehicle leasing               36,678      664                7.25     36,131        668              7.49
-----------------------------------------------------------------------                      --------------------
        Total consumer                                  56,782      982                6.93     57,575      1,022              7.16
-----------------------------------------------------------------------                      --------------------
        Total loans                                    155,085    2,577                6.66    157,064      2,650              6.82
-----------------------------------------------------------------------                      --------------------
Other earning assets                                    11,361      154                5.42     11,073        140              5.13
-----------------------------------------------------------------------                      --------------------
        Total earning assets                           254,424    3,948                6.22    255,488      3,954              6.24
                                                               ============================              ==========================
Cash and due from banks                                  9,522                                  10,047
Other assets                                            50,179                                  49,281
--------------------------------------------------------------                               ---------
        Total assets                                 $ 314,125                               $ 314,816
==============================================================                               =========
LIABILITIES AND
  STOCKHOLDERS' EQUITY
  Interest-bearing deposits
    Savings and NOW accounts                            49,341      183                1.49     48,931        175              1.45
    Money market accounts                               41,451      230                2.23     38,974        271              2.82
    Other consumer time                                 36,973      365                3.96     38,182        399              4.24
    Foreign                                              7,195       33                1.88      7,578         35              1.85
    Other time                                           4,804       25                1.98      6,735         35              2.17
-----------------------------------------------------------------------                      --------------------
        Total interest-bearing deposits                139,764      836                2.40    140,400        915              2.64
  Federal funds purchased and securities
    sold under repurchase agreements                    31,894      229                2.88     31,940        211              2.68
  Commercial paper                                       3,025        8                1.17      3,435         10              1.15
  Other short-term borrowings                           10,039       63                2.51     10,550         65              2.51
  Long-term debt                                        39,107      297                3.04     41,057        276              2.69
-----------------------------------------------------------------------                      --------------------
        Total interest-bearing liabilities             223,829    1,433                2.57    227,382      1,477              2.63
                                                               ============================              ==========================
  Noninterest-bearing deposits                          37,844                                  37,603
  Other liabilities                                     22,877                                  20,928
  Stockholders' equity                                  29,575                                  28,903
--------------------------------------------------------------                               ---------
        Total liabilities and stockholders' equity   $ 314,125                               $ 314,816
==============================================================                               =========
Interest income and rate earned                                $  3,948                6.22%             $  3,954              6.24%
Interest expense and equivalent rate paid                         1,433                2.26                 1,477              2.34
-------------------------------------------------------------------------------------------              --------------------------
Net interest income and margin (a)                             $  2,515                3.96%             $  2,477              3.90%
===========================================================================================              ==========================

(a) The net interest margin includes (in basis points): 39,47,27,18, and 13 in the second and first quarters of 2002 and in the fourth, third and second quarters of 2001, respectively, in net interest income from hedge-related derivative transactions.

PAGE 16
WACHOVIA CORPORATION AND SUBSIDIARIES
NET INTEREST INCOME SUMMARIES

(Unaudited)
-------------------------------------------------------------------------------------------------------------------------

                 FOURTH QUARTER 2001                        THIRD QUARTER 2001                        SECOND QUARTER 2001
  ----------------------------------      ------------------------------------    ---------------------------------------
                             Average                                   Average                                    Average
                Interest       Rates                     Interest        Rates                      Interest        Rates
      Average    Income/     Earned/        Average       Income/      Earned/          Average      Income/      Earned/
     Balances    Expense        Paid       Balances       Expense         Paid         Balances      Expense         Paid
  -----------------------------------------------------------------------------------------------------------------------
  $     3,333         21        2.50%     $   1,740            17         3.86%   $      2,529           29          4.57%

       11,784         99        3.32         10,031           107         4.25           8,923           99          4.41
       14,552        175        4.81         14,572           199         5.43          13,965          202          5.78
       55,708        905        6.49         50,621           877         6.93          49,931          899          7.21

       62,220      1,202        7.67         55,490         1,142         8.17          53,160        1,098          8.29
        7,919        101        5.02          4,512            66         5.88           3,193           52          6.56
       17,139        263        6.10         10,923           184         6.66           8,525          149          7.01
        7,578        199       10.51          6,441           168        10.42           6,075          157         10.29
        7,374         81        4.34          6,267            83         5.26           5,425           83          6.12
  ----------------------                  -----------------------                 -------------------------
      102,230      1,846        7.17         83,633         1,643         7.80          76,378        1,539          8.08
  ----------------------                  -----------------------                 -------------------------

       24,032        414        6.90         19,816           353         7.12          17,435          318          7.29
       36,577        724        7.87         29,577           637         8.57          25,399          572          9.02
  ----------------------                  -----------------------                 -------------------------
       60,609      1,138        7.49         49,393           990         7.99          42,834          890          8.32
  ----------------------                  -----------------------                 -------------------------
      162,839      2,984        7.29        133,026         2,633         7.87         119,212        2,429          8.17
  ----------------------                  -----------------------                 -------------------------
       11,668        179        6.11          9,682           155         6.35          10,113          193          7.68
  ----------------------                  -----------------------                 -------------------------
      259,884      4,363        6.68        219,672         3,988         7.23         204,673        3,851          7.54
                 ===================                     =====================                      =====================
        9,814                                 8,357                                      7,568
       49,024                                39,337                                     35,013
  -----------                             ---------                               ------------
  $   318,722                             $ 267,366                               $    247,254
  ===========                             =========                               ============

       47,527        222        1.85         41,897           259         2.46          39,640          267          2.70
       36,306        289        3.16         24,904           269         4.28          18,746          225          4.81
       40,951        484        4.69         35,484           474         5.30          33,268          477          5.76
        8,603         56        2.58          7,441            71         3.74           6,357           73          4.62
        9,043         65        2.81         10,574           110         4.13          11,587          150          5.20
  ----------------------                  -----------------------                 -------------------------
      142,430      1,116        3.11        120,300         1,183         3.90         109,598        1,192          4.36

       33,028        298        3.59         26,982           332         4.87          27,128          356          5.27
        3,709         29        3.07          2,950            25         3.36           2,435           25          4.08
        9,617         45        1.86          9,870            60         2.45           9,809           73          2.98
       42,979        391        3.64         38,220           414         4.34          36,254          463          5.11
  ----------------------                  -----------------------                 -------------------------
      231,763      1,879        3.22        198,322         2,014         4.04         185,224        2,109          4.57
                 ===================                     =====================                      =====================
       37,042                                29,918                                     27,381
       21,377                                18,796                                     18,623
       28,540                                20,330                                     16,026
  -----------                             ---------                               ------------
  $   318,722                             $ 267,366                               $    247,254
  ===========                             =========                               ============
                 $ 4,363        6.68%                    $  3,988         7.23%                     $ 3,851          7.54%
                   1,879        2.87                        2,014         3.65                        2,109          4.13
                 -------------------                     ---------------------                      ---------------------
                 $ 2,484        3.81%                    $  1,974         3.58%                     $ 1,742          3.41%
                 ===================                     =====================                      =====================

PAGE 17
WACHOVIA CORPORATION AND SUBSIDIARIES
NET INTEREST INCOME SUMMARIES

(Unaudited)
-----------------------------------------------------------------------------------------------------------------------------

                                                             SIX MONTHS ENDED 2002                     SIX MONTHS ENDED 2001
                                                    -------------------------------       -----------------------------------
                                                                            Average                                   Average
                                                                 Interest     Rates                      Interest       Rates
                                                       Average    Income/    Earned/         Average       Income/     Earned/
(In millions)                                         Balances    Expense      Paid         Balances      Expense        Paid
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-bearing bank balances                      $    3,472         35      2.05%      $    2,179           54        5.04%
Federal funds sold and securities
  purchased under resale agreements                     11,424        178      3.15            7,985          194        4.89
Trading account assets                                  15,480        351      4.55           13,642          408        6.00
Securities                                              57,290      1,817      6.34           50,173        1,844        7.35
Loans
  Commercial
    Commercial, financial and agricultural              59,227      2,076      7.07           53,286        2,228        8.43
    Real estate - construction and other                 8,120        170      4.23            3,212          114        7.16
    Real estate - mortgage                              17,237        469      5.49            8,858          329        7.50
    Lease financing                                      7,364        386     10.48            6,080          318       10.46
    Foreign                                              6,945        122      3.54            5,385          175        6.56
-------------------------------------------------------------------------                 -----------------------
        Total commercial                                98,893      3,223      6.56           76,821        3,164        8.30
-------------------------------------------------------------------------                 -----------------------
  Consumer
    Real estate - mortgage                              20,771        672      6.47           17,522          649        7.41
    Installment loans and vehicle leasing               36,405      1,332      7.37           25,186        1,152        9.22
-------------------------------------------------------------------------                 -----------------------
        Total consumer                                  57,176      2,004      7.04           42,708        1,801        8.47
-------------------------------------------------------------------------                 -----------------------
        Total loans                                    156,069      5,227      6.74          119,529        4,965        8.36
-------------------------------------------------------------------------                 -----------------------
Other earning assets                                    11,218        294      5.28           10,691          443        8.35
-------------------------------------------------------------------------                 -----------------------
        Total earning assets                           254,953      7,902      6.23          204,199        7,908        7.78
                                                                 ==================                      ====================
Cash and due from banks                                  9,783                                 7,658
Other assets                                            49,732                                34,510
--------------------------------------------------------------                            ----------
        Total assets                                $  314,468                            $  246,367
==============================================================                            ==========
LIABILITIES AND
  STOCKHOLDERS' EQUITY
  Interest-bearing deposits
    Savings and NOW accounts                            49,137        358      1.47           39,200          531        2.73
    Money market accounts                               40,219        501      2.51           18,346          425        4.67
    Other consumer time                                 37,575        764      4.10           33,857          983        5.86
    Foreign                                              7,385         68      1.87            6,603          167        5.12
    Other time                                           5,765         60      2.09           11,911          339        5.75
-------------------------------------------------------------------------                 -----------------------
        Total interest-bearing deposits                140,081      1,751      2.52          109,917        2,445        4.49
  Federal funds purchased and securities
    sold under repurchase agreements                    31,917        440      2.78           26,072          734        5.68
  Commercial paper                                       3,229         18      1.16            2,487           58        4.71
  Other short-term borrowings                           10,291        128      2.51            9,695          155        3.21
  Long-term debt                                        40,077        573      2.86           36,442        1,040        5.71
-------------------------------------------------------------------------                 -----------------------
        Total interest-bearing liabilities             225,595      2,910      2.60          184,613        4,432        4.83
                                                                 ==================                      ====================
  Noninterest-bearing deposits                          37,724                                27,213
  Other liabilities                                     21,908                                18,604
  Stockholders' equity                                  29,241                                15,937
--------------------------------------------------------------                            ----------
        Total liabilities and stockholders' equity  $  314,468                            $  246,367
==============================================================                            ==========
Interest income and rate earned                                  $  7,902      6.23%                     $  7,908        7.78%
Interest expense and equivalent rate paid                           2,910      2.30                         4,432        4.36
-----------------------------------------------------------------------------------                      --------------------
Net interest income and margin (a)                               $  4,992      3.93%                     $  3,476        3.42%
===================================================================================                      ====================

(a) The net interest margin includes (in basis points): 43 and 14 for the six months ended June 30, 2002, and June 30, 2001, respectively, in net interest income from hedge-related derivative transactions.